EXHIBIT 23

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



Siboney Corporation
St. Louis, Missouri

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (File Number 333-35247) of our report dated February 10, 2000, relating to the consolidated financial statements of Siboney Corporation appearing in the Company's Annual Report on Form 10-K for the year ended December 31, 1999.




                                          /s/ Rubin, Brown, Gornstein & Co. LLP

                                          RUBIN, BROWN, GORNSTEIN & CO., LLP


St. Louis, Missouri
February 10, 2000